Exhibit 10.68

AMENDMENT NUMBER THREE TO SECURITIES PURCHASE AGREEMENT

THIS AMENDMENT NUMBER THREE TO SECURITIES PURCHASE AGREEMENT, dated as of January 31, 2015 (this “Amendment”), is entered into by and between OmniComm Systems, Inc., a Delaware corporation with headquarters located at 2101 W. Commercial Blvd., Suite 3500, Ft. Lauderdale, FL 33309 (the “Company”), and the individual or entity named on an executed counterpart of the signature page hereto (each such signatory is referred to as a “Buyer”) (each agreement with a Buyer being deemed a separate and independent agreement between the Company and such Buyer, except that each Buyer acknowledges and consents to the rights granted to each other Buyer (each, an “Other Buyer”) under such agreement and the Transaction Agreements, as originally defined in the Securities Purchase Agreement dated December 31, 2009).

W I T N E S S E T H:

WHEREAS, the Company and the Buyer did execute and mutually deliver a Securities Purchase Agreement and Security Interest Agreement (the “Security Interest Agreement”) on December 31, 2009 (the “Purchase Agreement”); which was extended first on June 30, 2011 with the document named “AMENDMENT NUMBER ONE TO SECURITIES PURCHASE AGREEMENT” and extended again on February 22, 2013 with the document named “AMENDMENT NUMBER TWO TO SECURITIES PURCHASE AGREEMENT”; and

WHEREAS, the Buyer wishes to extend the maturity date of monies lent to the Company, subject to and upon the terms and conditions of the Purchase Agreement and acceptance of this Addendum by the Company, the Purchase Price (as defined in the Purchase Agreement), the repayment of which was represented by 12% Secured Convertible Debentures Series 09 of the Company (the “Debenture” or “Convertible Debenture” and collectively with all Other Buyers the “Debentures” or “Convertible Debentures”), which Convertible Debentures are convertible into shares of Common Stock, $0.001 par value per share, of the Company (the “Common Stock”), upon the terms and subject to the conditions of such Convertible Debentures, together with the Warrants (“Warrants”) (as defined in the Purchase Agreement) exercisable for the purchase of shares of Common Stock;

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

The Buyer hereby agrees to:

1.	Extend the Maturity Date (“Maturity Date”) as defined in the Purchase Agreement to April 1, 2017, and

The Company hereby agrees to extend the expiration date of the Warrants related to the Convertible Debenture to April 1, 2017. Other than as expressly detailed in this Addendum, all other rights, responsibilities and obligations of Buyer and the Company as provided in the Purchase Agreement, Security Interest Agreement, Warrant and Debenture or Convertible Debenture dated December 31, 2009 will prevail and supersede the terms and conditions of this Addendum.

[ADDENDUM NUMBER THREE TO SECURITIES PURCHASE AGREEMENT SIGNATURE PAGE]

IN WITNESS WHEREOF, with respect to the Purchase Price specified below, each of the undersigned represents that the foregoing statements made by it above are true and correct and that it has caused this Addendum to be duly executed on its behalf (if an entity, by one of its officers thereunto duly authorized) as of the date first above written.

PURCHASE PRICE:	$1,440,000.00

BUYER:

Cornelis F. Wit

Printed Name of Buyer

By: /s/ Cornelis F. Wit

      (Signature of Authorized Person)

Address: 646 Osprey Point Circle, Boca Raton, FL 33431

Telecopier No.954-473-1265

Printed Name and Title

Jurisdiction of Incorporation
or Organization

If the above Notice Address is not the Residence (for individual Buyer) or Principal Place of Business (for Buyer which is not an individual), such Residence or Principal Place of Business is:

COMPANY:

 OmniComm Systems, Inc.

By: /s/ Thomas E. Vickers

Thomas E. Vickers

Chief Financial Officer